                                  SCHEDULE 14A
                                 (RULE 14a-10)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material under Section 240.14a-12.


                                  CRAMER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                     PRELIMINARY COPY, SUBJECT TO COMPLETION
                                DECEMBER 13, 2001

                              ---------------------

                                  CRAMER, INC.
                                625 ADAMS STREET
                            KANSAS CITY, KANSAS 66105

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY __, 2002

                              ---------------------

         DEFINITIVE COPIES OF THESE MATERIALS FILED PURSUANT TO PARAGRAPH (b) OF RULE 14a-6 ARE INTENDED TO BE RELEASED TO SECURITY HOLDERS ON OR ABOUT DECEMBER 21, 2001.

To our shareholders:

         A Special Meeting of shareholders of Cramer, Inc. will be held at the Cramer corporate headquarters, 625 Adams Street, Kansas City, Kansas 66105, on January __, 2002 at 11:00 a.m. (local time). At the meeting, our shareholders will vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of capital stock from 8,200,000 shares to 70,200,000 shares, and to transact any other business that may properly come before the meeting.

         All holders of record of our Common Stock at the close of business on December __, 2001 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

         You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, your Board of Directors asks that you sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

         The enclosed proxy statement describes the proposed Articles amendment. The Board of Directors believes an increase in the authorized Common Stock is needed to ensure that the Company has sufficient authorized shares of Common Stock for issuance to Rotherwood Ventures LLC ("Rotherwood") as compensation for its guarantee of a line of credit obtained by the Company, plus sufficient additional Common Stock and a class of undesignated preferred stock for use in any future equity investment in the Company which may be made by Rotherwood or other parties.

         Thank you for your support and continuing interest in your Company.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Gregory Coward
                                           ------------------------------------
                                           Gregory Coward,
                                           President and Chief Executive Officer
Kansas City, Kansas
December __, 2001

                     PRELIMINARY COPY, SUBJECT TO COMPLETION
                                DECEMBER 13, 2001

                              ---------------------

                          CRAMER, INC. PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                              ---------------------

         DEFINITIVE COPIES OF THESE MATERIALS FILED PURSUANT TO PARAGRAPH (b) OF RULE 14a-6 ARE INTENDED TO BE RELEASED TO SHAREHOLDERS ON OR ABOUT DECEMBER 21, 2001.

         This proxy statement provides information regarding the Special Meeting of shareholders to be held at the Company's Corporate Headquarters at 625 Adams Street, Kansas City, Kansas 66105, on January __, 2002 at 11:00 a.m. (local time), or any adjournments thereof. This proxy statement and form of proxy were mailed to shareholders on or about December __, 2001.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

         At the Special Meeting, our shareholders will vote on a proposal (the "Proposal") to amend the Company's Articles of Incorporation to increase the number of shares of authorized capital stock from 8,200,000 shares, consisting of 6,000,000 shares of no par value Common Stock and 2,200,000 shares of designated preferred stock, to 70,200,000 shares, consisting of 68,000,000 shares of no par value Common Stock and 2,200,000 shares of undesignated preferred stock.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         Shareholders of record at the close of business on December __, 2001 are entitled to receive notice of the Special Meeting and vote their shares of Common Stock held on that date at the meeting. Each shareholder is entitled to one vote per share.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of our shares outstanding on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, 4,041,400 shares of Common Stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at the meeting for the purpose of establishing a quorum.

HOW DO I VOTE?

         If you complete and properly sign the enclosed proxy card and return it to us before the meeting, your shares will be voted as you direct. If you are a registered shareholder and attend the meeting in person, you may deliver your completed proxy card to us at the meeting. You are also invited to vote in person at the meeting. If your shares are held in "street name" and you wish to vote at the meeting, you must obtain a proxy form from the institution that holds your shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at anytime before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the Secretary of the Company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.

WHO IS SOLICITING MY PROXY?

         Your proxy is being solicited by the Board of Directors. Officers, directors and employees of the Company may solicit proxies on behalf of the Board by mail, telephone or email. The Company will pay all expenses of soliciting proxies for the special meeting.

WHAT IS THE BOARD'S RECOMMENDATION?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendation of the Board of Directors. The Board recommends you vote FOR the approval of the amendment to the Company's Articles of Incorporation increasing the authorized shares of capital stock from 8,200,000 shares to 70,200,000 million shares.

HOW MANY VOTES ARE NEEDED TO APPROVE THE AMENDMENT?

         The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve the Proposal. An abstention will not be counted as a negative vote and will have no effect.

ARE THERE ANY OTHER MATTERS THAT MAY BE ADDRESSED AT THE MEETING?

         The Company knows of no other matters to come before the special meeting other than the Proposal.

                                    PROPOSAL

                            AMENDMENT TO ARTICLE 4 OF
                          THE ARTICLES OF INCORPORATION

WHY IS THE COMPANY SEEKING TO AMEND ITS ARTICLES OF INCORPORATION?

         The Board of Directors has unanimously approved an amendment to the Company's Articles of Incorporation and recommends that the shareholders approve the amendment by voting in favor of the Proposal. The Proposal would amend the Company's Articles of Incorporation by deleting the current Article 4 and replacing it with a new Article 4 which would increase the authorized capital stock from 8,200,000 shares to 70,200,000 shares, consisting of 68,000,000 shares of no par value Common Stock and 2,200,000 shares of undesignated preferred stock.

         If the Proposal is adopted, the Board of Directors will have the power, without shareholder approval, to:

         o establish the voting rights, dividend rights, dividend rate, redemption rights or privileges, rights on liquidation or dissolution, conversion rights and privileges, sinking or purchase fund rights and other preferences, privileges and restrictions of any series of preferred stock, the number of shares constituting any such series, and the designation thereof

         o issue preferred stock or Common Stock from time to time in accordance with such terms as the Board deems advisable, except in a transaction for which the Kansas Corporation Code requires approval of the shareholders of the Company, such as a merger (other than a short-form merger), consolidation or sale of all or substantially all of the assets of the Company

         As we described in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 (see "Miscellaneous - Annual Report") and the Company's Proxy Statement for the Annual Shareholder's Meeting held on August 7, 2001, copies of which were previously mailed to you, and in the Quarterly Reports on Form 10-QSB filed in 2001 by the Company with the Securities and Exchange Commission ("SEC"), the Company is facing a number of serious challenges. The Company reported a loss in the first six months of 2001 of $448,000, which is in addition to losses aggregating $1,309,000 during the past two years. As of September 30, 2001, the Company had a working capital deficit (which means the Company's current liabilities exceed its current assets) of $1,264,000, and a negative net worth of $1,007,000. The Company's bank credit line expired on August 17, 2001 and has been temporarily extended to January 27, 2002. However, that extension was granted only on the condition that the Company's majority shareholder, Rotherwood Ventures, LLC ("Rotherwood"), extend its own guarantee in the form of a $2,000,000 letter of credit to support the credit line (see "Issuance of Common Stock as Compensation for Rotherwood Guarantee," below). Deloitte & Touche LLP issued a

"going concern" opinion on our Fiscal 2000 financial statements, indicating substantial doubt about the Company's ability to continue as a going concern.

         The Company has agreed to issue Common Stock to Rotherwood as compensation for its guarantee (see "Issuance of Common Stock as Compensation for Rotherwood Guarantee," below). The Company also intends to seek a potential equity investment in the Company by Rotherwood or another investor in a needed effort to improve the Company's financial condition (see "Potential Issuance of Common or Preferred Stock for Cash," below). Having an increased number of authorized shares of Common Stock plus an authorized class of undesignated preferred stock would provide the Company with increased flexibility in seeking such investment, although there is no assurance such an investment can be obtained.

ISSUANCE OF COMMON STOCK AS COMPENSATION FOR ROTHERWOOD GUARANTEE

         Rotherwood has guaranteed the Company's bank line of credit by posting a $2,000,000 letter of credit in favor of the lender. In exchange for Rotherwood's financial accommodation to the Company, without which the lender would not provide the Company with credit and the Company could not sustain operations, the Company has agreed to pay Rotherwood a fee equal to 2% per quarter of the total amount of the letter of credit until the letter of credit expires. If the fee were paid in cash, it would equal $40,000 per quarter. The Company is not generating sufficient cash flow to pay the fee in cash. Rotherwood has agreed to accept payment in shares of Common Stock at the rate of one share for each $0.05 of the 2% quarterly fee amount, or an aggregate of 800,000 shares per quarter. The Company has sufficient authorized Common Stock to pay the letter of credit fee for two quarters (1,600,000 shares), but will not have sufficient authorized Common Stock to pay the fee for any additional quarters or to issue Common Stock to a prospective investor (see "Potential Issuance of Common or Preferred Stock for Cash," below) without amending the Articles to increase the Company's authorized Common Stock in accordance with the Proposal.

         Rotherwood currently owns 2,083,212 shares of Common Stock of the Company, or 51.4% of the outstanding Common Stock. If 800,000 additional shares of Common Stock are issued to Rotherwood each quarter during the term of the letter of credit as described above, Rotherwood would own 2,883,212 shares of Common Stock (59.5% of the Company's outstanding Common Stock) after one quarter, 3,683,212 shares (65.2% of the Company's outstanding Common Stock) after two quarters, and so on.

         The Company recently retained the firm of Meara, King & Co. to appraise the value of the Company's Common Stock. That firm's report dated October 19, 2001 states their opinion that the value of the Common Stock is $0.015 per share, or $0.035 per share less than the $0.05 per share ratio agreed to between Rotherwood and the Company. If the fee payable to Rotherwood were paid in Common Stock at the rate of $0.015 per share, an aggregate of 2,666,667 shares of Common Stock would be issued to Rotherwood each quarter during the remaining term of the letter of credit.

POTENTIAL ISSUANCE OF COMMON OR PREFERRED STOCK FOR CASH

         If the Proposal is approved by the shareholders, the Company will seek needed additional capital by offering shares of Common Stock or preferred stock to one or more large investors in a private negotiated transaction. Although the Company would prefer to find an outside source of capital, that would appear unlikely given the Company's financial condition. For this reason, the Company may pursue an additional investment transaction with Rotherwood. Although the Company has no definitive agreement or understanding with Rotherwood, the Company is considering an offer to sell 30 to 60 million shares of Common Stock to Rotherwood for cash at a purchase price of $0.05 per share. This transaction would provide $1,500,000 to $3,000,000 in much needed capital to the Company to support operations, reduce amounts owed under the bank line of credit and enable the Company to pursue a number of marketing and other initiatives.

         The Company does not have a sufficient number of authorized shares of Common Stock to complete any such investment transaction. For this reason, the Board of Directors considers it advisable to increase the authorized shares of Common Stock in accordance with the Proposal.

         The Company's currently authorized preferred stock, none of which is outstanding, has specific designations of rights and privileges that may not be acceptable to any investor. For this reason, the existing preferred shares do not offer the Company sufficient flexibility to pursue a potential preferred share investment, if available. The Proposal would eliminate the currently authorized designated preferred shares and authorize a new class of undesignated preferred shares which management believes would offer the Company greater flexibility in seeking a potential equity investment in the Company (see "What are the Features of the Newly Authorized Common and Preferred Stock," below).

         Neither Rotherwood nor any other party has committed to invest any additional capital in the Company or to purchase any of the Common Stock or preferred stock to be authorized in accordance with the Proposal. There is no assurance the Company will be able to obtain any equity investment from Rotherwood or any other investor. Any new investment by Rotherwood or another investor would dilute the percentage of the Company's equity held by the other shareholders, may dilute the earnings per share (if any) and book value per share of the existing Common Stock, and may involve the grant of concessions or rights not available to the other shareholders. If the Company is not able to obtain a significant equity investment in the near future, the uncertainty regarding the Company's ability to continue as a going concern will continue and may increase.

         If a Common Stock investment transaction with Rotherwood were consummated, Rotherwood would likely own more than 90% of the issued and outstanding shares of Common Stock of the Company after consummation of the transaction. The Kansas Corporation Code provides that if a parent company owns at least 90% of each class of stock of a subsidiary, the parent can effect a "short-form" merger of the subsidiary into the parent without a shareholder vote. Accordingly, if the Company were to sell 30 to 60 million shares of Common Stock to Rotherwood, Rotherwood would own at least 90% of the Company's outstanding shares, and Rotherwood could effect a merger of the Company into Rotherwood without prior notice to, or any action by, any other shareholder of the Company. Although it is possible the Company may enter into such a transaction with Rotherwood and Rotherwood would thereafter effect a short-form merger of the Company into Rotherwood, neither the Company nor Rotherwood has any definitive plans to do so, nor has the form or amount of any compensation to be provided to the shareholders of the Company in connection with any such merger been established.

         Under Kansas law, shareholders who dissent from any such "short-form" merger would have statutory appraisal rights with respect to the shares of Common Stock owned by them. Any such transaction would also entitle the Company to terminate its registration and status as a reporting company under the Securities Exchange Act of 1934 ("Exchange Act") and would therefore be subject to the "going private" provisions of Rule 13e-3 under the Exchange Act. Rule 13e-3 would require, among other things, that certain financial information concerning the fairness of the proposed transaction, background of the persons involved in the transaction and purpose of the transaction be filed with the SEC and disclosed to shareholders prior to the consummation of the "going private" transaction.

         Except as described above, neither the Company nor Rotherwood has any present plans or proposals that would relate to or would result in (i) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or Rotherwood, (ii) a sale or transfer of a material amount of assets of the Company, (iii) any change in the present Board of Directors or management of the Company, (iv) any material change in the present capitalization or dividend policy of the Company, (v) any other material change in the Company's corporate structure or business, or (vii) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act.

HOW MANY SHARES OF COMMON STOCK AND PREFERRED STOCK DOES THE COMPANY HAVE ISSUED AND OUTSTANDING PRIOR TO THE AMENDMENT TO THE ARTICLES OF INCORPORATION?

         The Company currently has 8,200,000 shares authorized, consisting of 6,000,000 shares of no par value Common Stock, of which 4,041,400 shares are outstanding, and 2,200,000 shares of designated preferred stock, of which no shares are outstanding.

WHAT ARE THE FEATURES OF THE NEWLY AUTHORIZED COMMON AND PREFERRED STOCK?

         The newly authorized Common Stock will have the same voting rights, dividend rights, and rights on liquidation or dissolution as the current issued and outstanding Common Stock.

         The newly authorized preferred stock will be undesignated. This means the Board of Directors will be authorized to determine, without any further action by the holders of the Company's Common Stock, the voting rights, dividend rights, dividend rate, redemption rights or privileges, rights on liquidation or dissolution, conversion rights and privileges, sinking or purchase fund rights and other preferences, privileges and restrictions of any series of preferred stock, the number of shares constituting any such series, and the designation thereof. Should the

Board of Directors elect to exercise its authority to issue one or more classes or series of preferred stock, the rights, preferences and privileges of the holders of the Company's Common Stock would be subordinated to the rights, preferences and privileges of the preferred stock.

COULD THE AVAILABILITY OF ADDITIONAL SHARES OF COMMON AND PREFERRED STOCK MAKE A HOSTILE TAKEOVER OF THE COMPANY MORE DIFFICULT?

         Although the Board of Directors has no present plans to do so, authorized and unissued Common Stock and/or preferred stock could be issued in one or more transactions with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Company. Any such issuance of additional shares could have the effect of diluting the earnings per share (if any) and book value per share of the existing shares of Common Stock, and such additional shares could be used to dilute the share ownership of persons seeking to obtain control of the Company. The Board and its financial and legal advisers are aware that a number of corporations have adopted special "shareholders' rights plans" or "poison pills" with a view toward creating significant defensive mechanisms against the possibilities of hostile takeover actions. Whether or not the proposed amendment to the Articles of Incorporation is adopted by the shareholders, the Board could determine to implement a shareholders' rights plan in the future. The Board has no present intention to propose any other amendments to the Company's Articles or Bylaws which might be considered anti-takeover devices.

         As indicated above, the voting rights to be accorded to any shares of preferred stock to be issued remain to be fixed by the Board of Directors. Accordingly, if the Board of Directors so authorizes, the holders of preferred stock may be entitled to vote separately as a class in connection with the approval of certain extraordinary corporate transactions in circumstances where Kansas law does not require such class vote, or might be given a disproportionately large number of votes. Such shares of preferred stock could also be convertible into a large number of shares of Common Stock under certain circumstances or have other terms which might make acquisition of a controlling interest in the Company more difficult or more costly. Potentially, the preferred stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise gain control of the Company. Also, the preferred stock could be privately placed with purchasers who might side with the management of the Company in opposing a hostile tender offer or other attempt to obtain control. Issuance of the preferred stock as an anti-takeover device might preclude shareholders from taking advantage of a situation they may consider to be favorable to their interests.

         In addition, if the Proposal is adopted, the Board of Directors could authorize the issuance of Common Stock or preferred stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to remove directors, or to alter, amend or repeal the Articles, would not receive the requisite shareholder vote required to remove the directors or amend the Articles.

         Because a majority of the Company's outstanding Common Stock is controlled by Rotherwood and the percentage of Common Stock owned by Rotherwood will increase as a result of the transaction described in "Issuance of Common Stock as Compensation for Rotherwood Guarantee," it is highly unlikely that any person could effect a takeover of the Company without the concurrence of Rotherwood.

DO ANY OF OUR OFFICERS OR DIRECTORS HAVE AN INTEREST IN THE PROPOSAL?

James R. Zicarrelli, one of two members of the Board of Directors of the Company, is President of and owns a membership interest in Rotherwood. Mr. Zicarelli has no direct personal beneficial interest in any Common Stock owned or which may in the future be acquired by Rotherwood.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING RESOLUTION THAT WILL BE PRESENTED AT THE SPECIAL MEETING:

         RESOLVED, that the existing text of Article 4 of the Articles of Incorporation of the Company is deleted in its entirety and, be, and it hereby is, amended to read as follows:

                  The corporation shall have authority to issue Sixty-Eight Million (68,000,000) shares of common stock, all of which shall be without par value, and Two Million Two Hundred Thousand (2,200,000) shares of undesignated preferred stock, and when such shares of common stock or preferred stock are issued, they shall be fully paid and non-assessable.

SHARE OWNERSHIP

WHO OWNS MORE THAN 5% OF OUR SHARES?

         Except as set forth below, we know of no single person or group that is the beneficial owner of more than 5% of your Company's outstanding stock:

                                                     AMOUNT AND NATURE OF         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP (1)        CLASS (3)
------------------------------------               ------------------------       ----------
Rotherwood Ventures LLC                                 3,683,212 (2)                65.2%
7601 France Ave.
South Edina, MN 55435

(1)  Based solely on disclosures made in Schedule 13D filed with the SEC.

(2) Includes 1,600,000 shares of Common Stock to be issued to Rotherwood in exchange for Rotherwood's provision of a $2,000,000 letter of credit supporting the Company's bank line of credit. The Company is paying Rotherwood a fee equal to 2% per quarter of the letter of credit amount, payable in shares of Common Stock at $0.05 per share. This total assumes payment of the fee in Common Stock for two quarters.

(3)  Percentage based on common and common equivalent shares.

HOW MANY SHARES DO THE DIRECTORS AND CEO OWN?

         This table shows as of November 30, 2001 the number of our shares beneficially owned by the directors and Chief Executive Officer of your Company and by the directors and CEO as a group. All information regarding beneficial ownership was furnished by the persons listed below.

                                                   AMOUNT AND NATURE OF         PERCENT OF SHARES
NAME OF BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP          OUTSTANDING (4)
------------------------                           --------------------         -----------------
James R. Zicarelli (1)                                         0 (2)                    0%
David E. Crandall                                        125,341 (3)                  3.1%
Gregory Coward                                                 0                        0%
All officers and directors as a group
  (3 persons)                                            125,341                      3.1%

(1) Pursuant to Rule 13d-3 of the SEC, the 3,683,212 shares held by Rotherwood and listed in the previous table may be attributed to Mr. Zicarelli because of his shared voting and investment power over those shares.

(2) Mr. Zicarelli shares voting and investment power over the shares with Rotherwood's Chairman.

(3)  Sole voting and investment power.

(4)  Percentage based on common and common equivalent shares

                               II. OTHER BUSINESS

         As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented at the meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote on those matters in accordance with their best judgment.

               SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

DO I HAVE A RIGHT TO NOMINATE DIRECTORS OR MAKE PROPOSALS FOR CONSIDERATION BY THE SHAREHOLDERS AT THE 2002 ANNUAL MEETING?

         Yes. You must comply with the following procedures if you wish to nominate directors or make other proposals for consideration at the 2002 or any subsequent annual shareholders meeting.

HOW DO I MAKE A NOMINATION?

         If you are a shareholder of record and wish to nominate someone to the Board of Directors for election in 2002 or any subsequent year, you must give written notice to the Secretary of the Company. Your notice must be given not less than 60 days and not more than 90 days prior to the first anniversary of the date of the previous year's meeting. A nomination received less than 60 days prior to the first anniversary of the date of the previous year's meeting will be deemed untimely and will not be considered. Your notice must include:

         o for each person you intend to nominate for election as a director, all information related to that person that is required to be disclosed in solicitations of proxies for the election of directors in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including the person's written consent to being named in the proxy statement as a nominee and to serve as a director if elected)

         o your name and address and the name and address of any person on whose behalf you made the nomination, as they appear on our books

         o the number of shares owned beneficially and of record by you and any person on whose behalf you made the nominations

HOW DO I MAKE A PROPOSAL?

         If you are a shareholder of record and wish to make a proposal to our shareholders at the 2002 or any subsequent meeting, you must give written notice to the Secretary of the Company. Pursuant to Rule 14a-8 of the SEC, your notice must be received at our offices not less than 120 calendar days before the first anniversary of the date our proxy statement was mailed to shareholders in connection with the previous year's Annual Meeting. Any proposal received less than 120 days before that date will be deemed untimely and will not be considered. Your notice must include:

         o a brief description of your proposal and your reasons for making the proposal

         o your name and address and the name and address of any person on whose behalf you made the proposal, as they appear on our books

         o any material interest you or any person on whose behalf you made the proposal have in the proposal

         o the number of shares owned beneficially and of record by you and any person on whose behalf you made the proposal

CAN THE BOARD REJECT MY PROPOSAL?

         Yes. SEC Rule 14a-8 describes the circumstances under which the Board may reject a shareholder proposal.

ARE THERE ANY EXCEPTIONS TO THE DEADLINE FOR MAKING A NOMINATION OR PROPOSAL?

         Yes. If the date of the annual meeting is scheduled more than 30 days prior to or more than 60 days after the anniversary date of the previous year's meeting, your notice must be delivered:

         o        not earlier than 90 days prior to the meeting; and

         o not later than (a) 60 days before the meeting or (b) the 10th day after the date we make our first public announcement of the meeting date, whichever is earlier

         If the Board increases the number of directors to be elected but we do not make a public announcement of the increased Board or the identity of the additional nominees within 70 days prior to the first anniversary of the date of the previous year's meeting, your notice will be considered timely (but only with respect to nominees for the new positions created by the increase) if it is delivered to the Secretary not later than the close of business on the 10th day following the date of our public announcement.

                                  MISCELLANEOUS

ANNUAL REPORT

         Our annual report on Form 10-KSB, containing financial statements for the year ended December 31, 2000, was mailed with our proxy statement for our Annual Meeting held on August 7, 2001 to all shareholders entitled to vote at that meeting.

         WE WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT THE ADDRESS LISTED ON THE COVER PAGE OF THIS PROXY STATEMENT, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000.

HOUSEHOLDING

         A single copy of our proxy statement is being delivered to any multiple shareholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those shareholders. We agree to deliver promptly upon written or oral request a separate copy of our Form 10-KSB and proxy statement to any shareholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the proxy statement for the Special Meeting or any future annual meeting by contacting us at 625 Adams Street, Kansas City, Kansas 66105 (913) 621-6700, attention Gregory Coward. Shareholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

FORWARD-LOOKING STATEMENTS

         Certain statements in these materials may constitute forward-looking statements. They are based on management's current expectations and could be affected by numerous factors and are subject to various risks and uncertainties. Certain of those risks and uncertainties are discussed in our filings with the SEC, including our annual report on Form 10-KSB and quarterly reports on Form 10-QSB. You may not rely on any forward-looking statement, as we cannot predict or control many of the factors that ultimately may affect our ability to achieve the results estimated. We make no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Gregory Coward
                                  ----------------------------------------------
                                  Gregory Coward
                                  President, Chief Executive Officer and interim Chief Financial Officer
                                  December __, 2001

                     PRELIMINARY COPY, SUBJECT TO COMPLETION
                               DECEMBER 13, 2001.

                                  CRAMER, INC.
         PROXY FOR THE JANUARY __, 2001 SPECIAL MEETING OF SHAREHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         As a shareholder of Cramer, Inc. (the "Company"), I appoint James R. Zicarelli, David E. Crandall and Gregory Coward as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Special Meeting of shareholders of the Company to be held at 625 Adams Street, Kansas City, Kansas, on _________, January __, 2001 at eleven o'clock a.m., and at any adjournment of the meeting, and to vote the Common Stock in the Company held by me as designated below on the Proposals identified below.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY YOU, BUT IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1. To amend the Articles of Incorporation to increase the number of authorized shares of stock from 8,200,000 to 70,200,000 shares, consisting of 68,000,000 shares of Common Stock and 2,200,000 shares of undesignated preferred stock.

           [ ]   FOR              [ ]   AGAINST              [ ]    ABSTAIN

         2. To act upon any other matters that may properly come before the meeting.

         PLEASE MARK (ON REVERSE SIDE), SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

         Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.

         I revoke all proxies previously given to vote at the meeting or any adjournment of the meeting.

                                              ---------------------------------
                                                   Signature of Shareholder


                                              ---------------------------------
                                                   Signature of Shareholder


                                              Dated _________________, 200 ____